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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of Earliest Event Reported): November 4, 1997



                          AMERICAN BANKNOTE CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

     1-3410                                               13-0460520
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(Commission File Number)                    (I.R.S. Employer Identification No.)

200 PARK AVENUE, NEW YORK, N.Y.                             10166-4999
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(Address of Principal Executive Offices)                     (Zip Code)

                                 (212) 557-9100
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)
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

Item 5.           Other Events
                  ------------

                  The information set forth in the press release issued by American Banknote Corporation, attached hereto as Exhibit 99.1, is incorporated herein by reference.


Item 7.           Financial Statements, Pro Forma Financial Statements
                  ----------------------------------------------------
and Exhibits
------------
                  (c)      Exhibits

                  99.1 Press release of American Banknote Corporation dated November 4, 1997.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMERICAN BANKNOTE CORPORATION



                                            By: /s/ Harvey J. Kesner
                                                -----------------------------
                                                Harvey J. Kesner,
                                                Executive Vice President and
                                                General Counsel

Date: November 4, 1997

                                  EXHIBIT INDEX


Item No.
-------
99.1                       Press release of American Banknote Corporation dated
                           November 4, 1997.




                                        3


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